UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 30, 2007

MIDWEST GENERATION, LLC

(Exact name of registrant as specified in its charter)

DELAWARE	333-59348	33-0868558
(State or other jurisdiction of	(Commission file	(I.R.S. employer
incorporation)	number)	identification no.)

One Financial Place

440 South LaSalle Street, Suite 3500

Chicago, Illinois  60605

(Address of principal executive offices, including zip code)

312-583-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This current report and its exhibits include forward-looking statements. Midwest Generation has based these forward-looking statements on its current expectations and projections about future events based upon knowledge of facts as of the date of this current report and its assumptions about future events. These forward-looking statements are subject to various risks and uncertainties that may be outside Midwest Generation’s control. Midwest Generation has no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. This current report should be read in conjunction with Midwest Generation’s Annual Report on Form 10-K for the year ended December 31, 2006.

Section 1 – Registrant’s Business and Operations

Item 1.01  Entry into a Material Definitive Agreement.

On April 30, 2007, Midwest Generation, LLC (“MWG”), in connection with its previously announced tender offer and consent solicitation with respect to its 8.75% Second Priority Senior Secured Notes due 2034 (the “Notes”), entered into a Second Supplemental Indenture, dated as of April 30, 2007, among MWG, Midwest Finance Corp. and The Bank of New York, as trustee (the “Supplemental Indenture”), supplementing the Indenture, dated as of April 27, 2004, pursuant to which the Notes were issued (as previously supplemented, the “Indenture”).

The Supplemental Indenture effects amendments to the Indenture proposed in connection with the tender offer and consent solicitation, which will release the security interests in the collateral securing the Notes, eliminate substantially all the restrictive covenants, eliminate or modify certain events of default and eliminate or modify related provisions contained in the Indenture. The amendments will not, however, become operative until the Notes tendered in the tender offer and consent solicitation are accepted for purchase by MWG pursuant to the terms of the tender offer and consent solicitation. The tender offer and consent solicitation, and the consummation of the purchase, are subject to the satisfaction of certain conditions, including Edison Mission Energy’s (EME)  receipt of sufficient funds from its issuance of senior unsecured note, on terms satisfactory to EME. No assurance can be given that such new financings will be completed in a timely manner or at all.

A copy of the Supplemental Indenture, attached hereto as Exhibit 4.1, is incorporated herein by reference. A copy of the press release issued by Edison International, MWG’s indirect parent company, on May 1, 2007, attached hereto as Exhibit 99.1 and announcing, among other matters, the execution of the Supplemental Indenture, is also incorporated herein by reference.

Section 3 – Securities and Trading Markets

Item 3.03   Material Modification to Rights of Security Holders

The information set forth in Item 1.01 with respect to the Supplemental Indenture is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits

4.1                     Second Supplemental Indenture, dated as of April 30, 2007, among MWG, Midwest Finance Corp. and The Bank of New York, as trustee, supplementing the Indenture, dated as of April 27, 2004, pursuant to which MWG’s 8.75% Second Priority Senior Secured Notes due 2034 were issued.

99.1               Press release by Edison International, dated May 1, 2007, announcing (i) the receipt of the requisite consents in connection with MWG’s previously announced tender offer and consent solicitation with respect to its 8.75% Second Priority Senior Secured Notes due 2034 and (ii) the execution of a supplemental indenture to the indenture pursuant to which the 8.75% Second Priority Senior Secured Notes due 2034 were issued.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Midwest Generation, LLC (Registrant)

Date: May 1, 2007	s/ W. James Scilacci
W. JAMES SCILACCI Manager and Vice President